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                                                                    EXHIBIT 10.4

                           ENZON PHARMACEUTICALS, INC.
               NON-QUALIFIED STOCK OPTION CERTIFICATE & AGREEMENT

                                                    Grant Date:

                                                    Certificate No.:

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                                          SUMMARY GRANT INFORMATION
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

         RECIPIENT:
         --------------------------------------------- ---------------------------------------------------

         NUMBER OF SHARES:
         --------------------------------------------- ---------------------------------------------------

         EXERCISE PRICE:
         --------------------------------------------- ---------------------------------------------------

         PLAN:                                         2001 Incentive Stock Plan
         --------------------------------------------- ---------------------------------------------------

         TERMINATION DATE:                             ____________________ (subject to earlier
                                                       termination, as set forth below)
         --------------------------------------------- ---------------------------------------------------


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                                            VESTING INFORMATION
         --------------------------------------------- ---------------------------------------------------
                                                        Number of Shares at to which the Option Becomes
                             Date                                         Exercisable
         --------------------------------------------- ---------------------------------------------------

         --------------------------------------------- ---------------------------------------------------

         --------------------------------------------- ---------------------------------------------------

         --------------------------------------------- ---------------------------------------------------

         --------------------------------------------- ---------------------------------------------------


         In accordance with the terms and conditions of the 2001 Incentive Stick Plan (the "Plan") and the mutual promises and undertakings contained in the attached pages, intending to be legally bound, the parties hereto agree to the provisions set forth in the Option Terms attached hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

ENZON PHARMACEUTICALS, INC.                          RECIPIENT


By:_________________________________                  __________________________
      Name:                                           Name:
      Title:

                            2001 INCENTIVE STOCK PLAN
                                  OPTION TERMS

         1. Grant of Option. The Company hereby grants Recipient the right and option (the "Option") to purchase all or any part of an aggregate of the number of shares of the Company's common stock, par value $0.01 per share (the "Common Stock") set forth above, at the price per share set forth above (the "Exercise Price") on the terms and conditions set forth in this Agreement and in the Plan. It is understood and agreed that the Exercise Price is the per share Fair Market Value (as defined in the Plan) of such shares on the date of this Agreement. The Option is not intended to be an Incentive Stock Option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Option is issued pursuant to the Plan and is subject to its terms. A copy of the Plan has been furnished to Recipient. Recipient hereby confirms he/she has received and thoroughly read the Plan. The Company invites and encourages Recipient to contact any member of the Company's Human Resources Department with any questions he/she may have regarding the Plan or this Agreement.

         2. Expiration. The Option shall terminate at the close of business on the termination date set forth above or earlier as is prescribed herein. Recipient shall not have any of the rights of a shareholder with respect to the shares subject to the Option until such shares shall be issued to Recipient upon the proper exercise of the Option.

         3. Vesting of Option Rights. Except as otherwise provided in Section 5 of this Agreement, the Option shall become exercisable in portions in accordance with the schedule set forth above.

         4. Exercise of Option after Termination of Employment/Directorship. The Option shall terminate and may no longer be exercised if Recipient ceases to be employed by the Company or its subsidiaries, or, in the case of a Director, ceases to sit on the Company's board of directors, except that:

                  (a) If Recipient's employment or directorship shall be terminated for any reason, voluntary or involuntary, other than for "Cause" (as defined in Section 6(d) hereof) or Recipient's death or disability (as set forth in Section 4(c) hereof), Recipient may at any time within a period of 12 months after such termination exercise the Option to the extent the Option was exercisable by Recipient on the date of the termination of Recipient's employment or directorship.

                  (b) If Recipient's employment or directorship is terminated for Cause (as defined in Section 6(d) hereof), the Option shall be terminated as of the date of termination of Recipient's employment or directorship.

                  (c) If Recipient shall die while the Option is still exercisable according to its terms, or if Recipient's employment or directorship is terminated because Recipient has become disabled (within the meaning of Code Section 22(e)(3)) while in the employ of the Company, or while sitting on the Company's board of directors, and Recipient shall not have fully exercised the Option, such Option may be exercised at any time within 12 months after the latter of Recipient's death or date of termination of employment or directorship for disability by Recipient, by his/her personal representatives or administrators, or by his/her guardians, as applicable, or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares Recipient was entitled to purchase under the Option on the date of death or, if earlier, date of termination for such disability.

                  (d) Notwithstanding the above, in no case may the Option be exercised to any extent by anyone after the termination date of the Option.

         5. Acceleration of Exercisability Upon Change in Control.

                  (a) Notwithstanding any installment or delayed exercise provision contained in this Agreement that would result in the Option becoming exercisable in full or in part at a later date, upon the occurrence of a "Change in Control" (as defined below) during the time Recipient is employed by the Company, or sits on the Company's board of directors, then all or any portion of the Option which has not vested in accordance with the terms of Section 3 of this Agreement as of the effective date of such Change in Control (the "Non-Vested Portion") shall vest immediately prior to such effective date and the Option will continue to remain exercisable in accordance with the terms herein.

                  (b) if the Option is continued pursuant to Section 5(a) or 10(e) hereof, and the shares of Common Stock issuable upon exercise of the Option (to the extent the Continuing Directors have not elected either of the determinations in Section 5(c) hereof) are replaced with other equity securities, such other securities must be registered under the Securities Act of 1933 and be freely transferable under all applicable federal and state securities laws and regulations. In such event, the number of shares issuable upon exercise of the Option shall be determined by using the exchange ratio used for other outstanding shares of the Company's Common Stock in connection with the Change in Control, or if there is no such ratio, an exchange ratio to be determined by the Continuing Directors, and the exercise price per share shall be adjusted accordingly so as to preserve the same economic value in the Option as existed prior to the Change in Control. Also in the event of any such Change in Control, all references herein to the Common Stock shall thereafter be deemed to refer to the replacement equity securities issuable upon exercise of the Option, references to the Company shall thereafter be deemed to refer to the issuer of such replacement securities, and all other terms of the Option shall continue in effect except as and to the extent modified by this Section 5(b).

                  (c) Notwithstanding any contrary provision in this Agreement or in the Plan, if a Change in Control shall occur, the Continuing Directors in their sole discretion, and without the consent of Recipient, (i) may determine that Recipient shall receive, in lieu of some or all of the shares of Common Stock subject to the Option, as of the effective date of any such Change in Control, cash in an amount equal to the excess of the Fair Market Value of such shares on the effective date of such Change in Control over the Exercise Price, subject to any applicable withholding for income or payroll taxes and/or (ii) terminate the Option to the extent it is not exercised as of the date of any such Change in Control (in which event, the holder of the Option shall be provided a reasonable opportunity to exercise all or any portion of the Option prior to the effective date of the Change in Control).

         6. Definitions. For purposes hereof, the following terms shall have the definitions set forth below:

                  (a) "Change in Control" shall mean:

                           (i) the public announcement (which, for purposes of
                  this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, other than the Company or any of its subsidiaries, has become the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the Company's then outstanding voting securities in a transaction or series of transactions; or

                           (ii) the "Continuing Directors" (as defined below)
                  cease to constitute a majority of the Company's board of directors; or

                           (iii) the shareholders of the Company approve:

                                    (A) any consolidation or merger of the
                           Company in which the Company is not the continuing or surviving corporation, other than a merger of the Company in which shareholders of the Company immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger; or

                                    (B) any consolidation or merger of the
                           Company following which either the Company or a corporation that, prior to the merger or consolidation, was a subsidiary of the Company, shall be the surviving entity and a majority of the then outstanding voting securities of the Company (the "Outstanding Company Voting Securities") is owned by a Person or Persons (as defined in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) who were not "beneficial owners" of a majority of the Outstanding Company Voting Securities immediately prior to such merger or consolidation;

                           (iv) any sale, lease, exchange or other transfer (in
                  one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

                           (v) any plan of liquidation or dissolution of the
                  Company; or

                           (vi) the majority of the Continuing Directors
                  determine in their sole and absolute discretion that there has been a change in control of the Company.

                  (b) "Continuing Director" shall mean any person who is a member of the board of directors of the Company, who, while such a person is a member of the board of directors, is not an Acquiring Person (as hereinafter defined) or an Affiliate or Associate (as hereinafter defined) of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who (A) was a member of the board of directors on the date of this Agreement or (B) subsequently becomes a member of the board of directors, if such person's initial nomination for election or initial election to the board of directors is recommended or approved by a majority of the Continuing Directors.

                  (c) "Acquiring Person" shall mean any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who or which, together with all Affiliates and Associates of such person, is the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities, but shall not include the Company, or any subsidiary of the Company; and "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

                  (d) For purposes of this Agreement, termination of employment or directorship for "Cause" shall mean termination by the Company (or any successor company or affiliated entity with which Recipient is then employed or sits on the board of directors) of Recipient's employment or directorship based upon (i) the willful and continued failure by Recipient substantially to perform his or her duties and obligations (other than any such failure resulting from his or her incapacity due to physical or mental illness), (ii) the Recipient's conviction or plea bargain in connection with the commission or alleged commission of any felony or gross misdemeanor involving moral turpitude, fraud or misappropriation of funds, or (iii) the willful engaging by Recipient in misconduct which causes substantial injury to the Company (or any successor company or affiliated entity with which Recipient is then employed or sits on the board of directors), its employees, directors or clients, whether monetarily or otherwise. For purposes of this paragraph, no action or failure to act on Recipient's part shall be considered "willful" unless done, or omitted to be done, by Recipient in bad faith and without reasonable belief that his or her action or omission was in the best interests of the Company (or any successor company or affiliated entity with which Recipient is then employed or sits on the board of directors).

         7. Transfer and Assignment. The Option may only be transferred or assigned in accordance with subsection 10(d) of this Agreement.

         8. Method of Exercise of Option. Subject to the foregoing and the other terms and conditions hereof, and provided that the sale of the Company's shares pursuant to such exercise will not violate any state or federal securities or other laws, the Option may be exercised in whole or in part from time to time by Recipient or other proper party serving written notice of exercise on the Company at its principal office within the period during which the Option is exercisable as provided in this Agreement. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price for all shares designated in the notice. Payment of the Exercise Price shall be made in cash (including bank check, personal check or money order payable to the Company), or, with the approval of the Company (which may be given in its sole discretion), by delivering to the Company for cancellation shares of the Company's Common Stock already owned by Recipient having a Fair Market Value equal to the full purchase price of the shares being acquired or a combination of cash and such shares.

         9. Forfeiture of Option and Option Gain Resulting From Certain Activities.

                  (a) IF, AT ANY TIME THAT (I) IS WITHIN TWO (2) YEARS AFTER THE DATE THAT RECIPIENT HAS EXERCISED THE OPTION OR (II) IS WITHIN TWO (2) YEARS AFTER THE DATE OF THE TERMINATION OF RECIPIENT'S EMPLOYMENT WITH THE COMPANY FOR ANY REASON WHATSOEVER WHILE AN OPTION AGREEMENT UNDER THE PLAN IS IN EFFECT, WHICHEVER IS LONGER, RECIPIENT ENGAGES IN ANY FORFEITURE ACTIVITY (AS DEFINED BELOW) THEN (I) THE OPTION SHALL IMMEDIATELY TERMINATE EFFECTIVE AS OF THE DATE ANY SUCH ACTIVITY FIRST OCCURRED, AND (II) ANY GAIN RECEIVED BY RECIPIENT PURSUANT TO THE EXERCISE OF THE OPTION GRANTED HEREUNDER MUST BE PAID TO THE COMPANY WITHIN 30 DAYS OF DEMAND BY THE COMPANY. FOR PURPOSES HEREOF, THE GAIN ON ANY EXERCISE OF THE OPTION SHALL BE DETERMINED BY MULTIPLYING THE NUMBER OF SHARES PURCHASED PURSUANT TO THE OPTION TIMES THE EXCESS OF THE FAIR MARKET VALUE OF A SHARE OF THE COMPANY'S COMMON STOCK ON THE DATE OF EXERCISE (WITHOUT REGARD TO ANY SUBSEQUENT INCREASE OR DECREASE IN THE FAIR MARKET VALUE) OVER THE EXERCISE PRICE.

                  (b) AS USED HEREIN, RECIPIENT SHALL BE DEEMED TO HAVE ENGAGED IN A FORFEITURE ACTIVITY IF RECIPIENT (I) BREACHES ANY NON-COMPETE OR NON-DISCLOSURE AGREEMENT BETWEEN THE COMPANY AND THE RECIPIENT OR (II) FAILS TO HOLD IN A FIDUCIARY CAPACITY FOR THE BENEFIT OF THE COMPANY ALL CONFIDENTIAL, PROPRIETARY OR TRADE SECRET INFORMATION, KNOWLEDGE AND DATA, INCLUDING RESEARCH AND DEVELOPMENT INFORMATION, FINANCIAL INFORMATION, SALES OR MARKETING INFORMATION, TECHNICAL INFORMATION CUSTOMER LISTS AND INFORMATION, BUSINESS PLANS AND BUSINESS STRATEGY ("CONFIDENTIAL DATA") RELATING IN ANY WAY TO THE BUSINESS OF THE COMPANY FOR SO LONG AS SUCH CONFIDENTIAL DATA REMAINS CONFIDENTIAL.

                  (c) IF ANY COURT OF COMPETENT JURISDICTION SHALL DETERMINE THAT THE FOREGOING FORFEITURE PROVISION IS INVALID IN ANY RESPECT, THE COURT SO HOLDING MAY LIMIT SUCH COVENANT EITHER OR BOTH IN TIME, IN AREA OR IN ANY OTHER MANNER WHICH THE COURT DETERMINES SUCH THAT THE COVENANT SHALL BE ENFORCEABLE AGAINST RECIPIENT. RECIPIENT ACKNOWLEDGES THAT THE REMEDY OF LAW FOR ANY BREACH OF THE COVENANT NOT TO COMPETE REFERENCED ABOVE WILL BE INADEQUATE TO PROTECT THE COMPANY'S INTERESTS AND COMPENSATE FOR THE HARM FLOWING FROM SUCH BREACH, AND THAT THE COMPANY SHALL BE ENTITLED, IN ADDITION TO ANY REMEDY OF LAW, TO PRELIMINARY AND PERMANENT INJUNCTIVE RELIEF.

         10. Miscellaneous.

                  (a) In the event that any provision of this Agreement conflicts with or is inconsistent in any respect with the terms of the Plan, the terms of the Plan shall control.

                  (b) Neither the Plan nor this Agreement shall (i) be deemed to give any individual a right to remain either an employee or member of the board of directors of the Company, (ii) restrict the right of the Company or its shareholders to discharge any employee or member of the board of directors, with or without cause, or (iii) be deemed to be a written contract of employment or directorship.

                  (c) The exercise of all or any parts of the Option shall only be effective at such time that the sale of shares of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws.

                  (d) The Option shall not be transferred, except by will or the laws of descent and distribution to the extent provided in Section 4(c), and, except for as provided in the Plan or this Agreement, during the Recipient's lifetime the Option is exercisable only by the Recipient. Notwithstanding the foregoing, Recipient may transfer the Option to any Family Member, provided, however, that (i) Recipient may not receive any consideration for such transfer, (ii) the Family Member must agree in writing not to make any subsequent transfers of the Option other than by will or the laws of the descent and distribution and (iii) the Company receives prior written notice of such transfer. For purposes of this Section 10(d), the definition of Family Member shall be the definition adopted by the Committee administering the Plan as of the date of the attempted transfer of the Option.

                  (e) If there shall be any change in the Common Stock subject to the Option through merger, consolidation, reorganization, recapitalization, dividend or other distribution, stock split or other similar corporate transaction or event of the Company, appropriate adjustments shall be made by the Company in the number and type of shares (or other securities or other property) and the price per share of the shares subject to the Option in order to prevent dilution or enlargement of the Option rights granted hereunder; provided, however, that the number of shares subject to the Option shall always be a whole number.

                  (f) The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Company's Common Stock as will be sufficient to satisfy the requirements of this agreement.

                  (g) In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the Option and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Recipient.

                  (h) The Company, in its sole and absolute discretion, may allow Recipient to satisfy Recipient's federal and state income tax withholding obligations upon exercise of the Option by (i) having the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of the Option having a Fair Market Value equal to the amount of federal and state income tax required to be withheld upon such exercise, in accordance with such rules as the Company may from time to time establish, or (ii) delivering to the Company shares of its Common Stock other than the shares issuable upon exercise of the Option with a Fair Market Value equal to such taxes, in accordance with such rules.